1st Quarter 2017 Statistical Supplement

Table of Contents

Duke Energy Corporation (Unaudited)		Electric and Natural Gas Revenues by Customer Class
3	Consolidating Statements of Operations	15	Revenues by Customer Class (Unaudited)
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
Electric Utilities and Infrastructure (Unaudited)		16	Reported to Adjusted Earnings Reconciliations
7	Consolidating Segment Income	18	Non-GAAP Financial Measures
9	Consolidating Balance Sheets

Gas Utilities and Infrastructure (Unaudited)
11	Consolidating Segment Income
13	Consolidating Balance Sheets

Duke Energy and Piedmont Natural Gas

This Statistical Supplement includes results of Piedmont Natural Gas (Piedmont) subsequent to the acquisition on October 3, 2016, and should be read in conjunction with i) Duke Energy and Piedmont's combined Form 10-Q for the three months ended March 31, 2017, ii) Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2016, iii) Piedmont's Annual Report on Form 10-K for the year ended October 31, 2016, and iv) the transition report filed by Piedmont on Form 10-Q as of December 31, 2016, for the transition period from November 1, 2016 to December 31, 2016.

Segment Change
Due to the Piedmont acquisition and the sale of International Energy in the fourth quarter of 2016, Duke Energy's segment structure has been realigned to include the following segments: Electric Utilities and Infrastructure, Gas Utilities and Infrastructure and Commercial Renewables. The remainder of Duke Energy’s operations is presented as Other. Other now includes the results of National Methanol Company (NMC), previously included in the International Energy segment.
Prior periods have been recast to conform to the current segment structure.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Three Months Ended March 31, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$4,947	$—	$—	$—	$(34)	$4,913
Regulated natural gas	—	668	—	—	(22)	646
Nonregulated electric and other	—	2	128	33	7	170
Total operating revenues	4,947	670	128	33	(49)	5,729
Operating Expenses
Fuel used in electric generation and purchased power	1,454	—	—	15	(20)	1,449
Cost of natural gas	—	258	—	—	—	258
Operation, maintenance and other	1,271	105	77	8	(28)	1,433
Depreciation and amortization	737	57	39	26	—	859
Property and other taxes	261	30	9	3	1	304
Total operating expenses	3,723	450	125	52	(47)	4,303
Gains on Sales of Other Assets and Other, net	3	—	2	5	1	11
Operating Income (Loss)	1,227	220	5	(14)	(1)	1,437
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	—	17	(1)	13	—	29
Other income and expenses, net	79	1	—	8	(2)	86
Total Other Income and Expenses	79	18	(1)	21	(2)	115
Interest Expense	315	26	19	134	(3)	491
Income (Loss) from Continuing Operations Before Income Taxes	991	212	(15)	(127)	—	1,061
Income Tax Expense (Benefit) from Continuing Operations	356	79	(39)	(52)	—	344
Income (Loss) from Continuing Operations	635	133	24	(75)	—	717
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(1)	2	—	1
Segment Income / Other Net Expense / Net Income Attributable to Duke Energy Corporation	$635	$133	$25	$(77)	$—	$716
Special Items	—	—	—	10	—	10
Adjusted Earnings(a)	$635	$133	$25	$(67)	$—	$726

(a)	See page 16 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Three Months Ended March 31, 2016(a)
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	International Energy	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,089	$—	$—	$—	$—	$(36)	$5,053
Regulated natural gas	—	170	—	—	—	(1)	169
Nonregulated electric and other	—	—	114	29	—	12	155
Total operating revenues	5,089	170	114	29	—	(25)	5,377
Operating Expenses
Fuel used in electric generation and purchased power	1,577	—	—	11	—	—	1,588
Cost of natural gas	—	49	—	—	—	—	49
Operation, maintenance and other	1,298	32	73	36	—	(23)	1,416
Depreciation and amortization	709	20	30	34	—	—	793
Property and other taxes	262	18	6	9	—	—	295
Impairment charges	2	—	—	2	—	(1)	3
Total operating expenses	3,848	119	109	92	—	(24)	4,144
Gains on Sales of Other Assets and Other, net	1	—	1	5	—	—	7
Operating Income (Loss)	1,242	51	6	(58)	—	(1)	1,240
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	—	2	(2)	7	—	1	8
Other income and expenses, net	63	1	—	10	—	(4)	70
Total Other Income and Expenses	63	3	(2)	17	—	(3)	78
Interest Expense(b)	270	7	11	205	—	(4)	489
Income (Loss) from Continuing Operations Before Income Taxes	1,035	47	(7)	(246)	—	—	829
Income Tax Expense (Benefit) from Continuing Operations	371	15	(33)	(101)	—	—	252
Income (Loss) from Continuing Operations	664	32	26	(145)	—	—	577
Less: Net Income Attributable to Noncontrolling Interest	—	—	—	3	—	—	3
Segment Income / Other Net Expense	$664	$32	$26	$(148)	$—	$—	$574
Income from Discontinued Operations, net of tax							120
Net Income Attributable to Duke Energy Corporation							$694

Segment Income / Other Net Expense	$664	$32	$26	$(148)	$—	$—	$574
Special Items(c)	—	—	—	86	117	—	203
Adjusted Earnings(d)	$664	$32	$26	$(62)	$117	$—	$777

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Other includes $100 million related to Piedmont acquisition financing, primarily due to losses on forward-starting interest rate swaps.

(c)	International Energy amount represents the operating results of the International Disposal Group classified as discontinued operations.

(d)	See page 17 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	March 31, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$56	$17	$9	$796	$—	$878
Receivables, net	384	188	11	40	—	623
Receivables of variable interest entities, net	1,649	—	33	—	—	1,682
Receivables from affiliated companies	35	26	1,224	2,565	(3,850)	—
Notes receivable from affiliated companies	231	70	—	686	(987)	—
Inventory	3,276	52	12	26	—	3,366
Regulatory assets	847	97	—	86	1	1,031
Other	316	22	149	(2)	(60)	425
Total current assets	6,794	472	1,438	4,197	(4,896)	8,005
Property, Plant and Equipment
Cost	108,023	9,065	4,334	1,879	—	123,301
Accumulated depreciation and amortization	(36,610)	(2,084)	(570)	(1,028)	(1)	(40,293)
Generation facilities to be retired, net	508	—	—	—	—	508
Net property, plant and equipment	71,921	6,981	3,764	851	(1)	83,516
Other Noncurrent Assets
Goodwill	17,379	1,924	122	—	—	19,425
Regulatory assets	11,582	754	—	502	—	12,838
Nuclear decommissioning trust funds	6,448	—	—	—	—	6,448
Investments in equity method unconsolidated affiliates	93	751	184	94	—	1,122
Investments and advances to (from) subsidiaries	227	—	9	52,002	(52,238)	—
Other	1,909	33	116	1,327	(631)	2,754
Total other noncurrent assets	37,638	3,462	431	53,925	(52,869)	42,587
Total Assets	116,353	10,915	5,633	58,973	(57,766)	134,108
Segment reclassifications, intercompany balances and other	(587)	(49)	(1,233)	(56,075)	57,944	—
Segment Assets	$115,766	$10,866	$4,400	$2,898	$178	$134,108

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	March 31, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,664	$181	$26	$333	$(1)	$2,203
Accounts payable to affiliated companies	3,149	3	8	662	(3,822)	—
Notes payable to affiliated companies	493	258	—	250	(1,001)	—
Notes payable and commercial paper	—	—	—	3,558	—	3,558
Taxes accrued	355	102	(295)	201	—	363
Interest accrued	374	37	—	115	—	526
Current maturities of long-term debt	1,015	35	227	700	—	1,977
Asset retirement obligations	404	—	—	—	—	404
Regulatory liabilities	332	2	—	5	1	340
Other	1,095	75	54	417	(71)	1,570
Total current liabilities	8,881	693	20	6,241	(4,894)	10,941
Long-Term Debt	28,909	2,439	1,645	14,027	1	47,021
Long-Term Debt Payable to Affiliated Companies	618	7	9	—	(634)	—
Other Noncurrent Liabilities
Deferred income taxes	15,891	1,459	366	(3,273)	—	14,443
Asset retirement obligations	10,054	43	87	1	1	10,186
Regulatory liabilities	6,202	738	—	32	—	6,972
Accrued pension and other post-retirement benefit costs	724	31	—	360	—	1,115
Investment tax credits	533	3	—	—	1	537
Other	859	236	272	344	(4)	1,707
Total other noncurrent liabilities	34,263	2,510	725	(2,536)	(2)	34,960
Equity
Total Duke Energy Corporation stockholders' equity	43,682	5,266	3,217	41,251	(52,237)	41,179
Noncontrolling interests	—	—	17	(10)	—	7
Total equity	43,682	5,266	3,234	41,241	(52,237)	41,186
Total Liabilities and Equity	116,353	10,915	5,633	58,973	(57,766)	134,108
Segment reclassifications, intercompany balances and other	(587)	(49)	(1,233)	(56,075)	57,944	—
Segment Liabilities and Equity	$115,766	$10,866	$4,400	$2,898	$178	$134,108

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$1,716	$1,219	$959	$337	$758	$—	$(42)	$4,947
Operating Expenses
Fuel used in electric generation and purchased power	428	364	362	97	251	—	(48)	1,454
Operation, maintenance and other	474	345	187	90	173	1	1	1,271
Depreciation and amortization	254	181	132	45	125	—	—	737
Property and other taxes	68	40	77	55	22	—	(1)	261
Impairment charges	—	—	1	—	(1)	—	—	—
Total operating expenses	1,224	930	759	287	570	1	(48)	3,723
Gains on Sales of Other Assets and Other, net	1	2	—	—	—	—	—	3
Operating Income (Loss)	493	291	200	50	188	(1)	6	1,227
Other Income and Expenses, net(b)	37	19	15	2	9	1	(4)	79
Interest Expense	103	82	70	15	44	—	1	315
Income Before Income Taxes	427	228	145	37	153	—	1	991
Income Tax Expense	151	78	53	13	60	—	1	356
Segment Income	$276	$150	$92	$24	$93	$—	$—	$635

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $30 million for Duke Energy Carolinas, $13 million for Duke Energy Progress, $11 million for Duke Energy Florida, $2 million for Duke Energy Ohio, and $6 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2016(a)
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Indiana	Commercial Transmission	Eliminations / Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$1,740	$1,307	$1,024	$340	$714	$—	$(36)	$5,089
Operating Expenses
Fuel used in electric generation and purchased power	421	448	412	111	228	—	(43)	1,577
Operation, maintenance and other	492	373	199	76	158	1	(1)	1,298
Depreciation and amortization	254	175	114	42	125	—	(1)	709
Property and other taxes	67	41	78	52	23	—	1	262
Impairment charges	—	—	2	—	—	—	—	2
Total operating expenses	1,234	1,037	805	281	534	1	(44)	3,848
Gains on Sales of Other Assets and Other, net	—	1	—	—	—	—	—	1
Operating Income (Loss)	506	271	219	59	180	(1)	8	1,242
Other Income and Expenses, net(c)	37	17	5	2	4	1	(3)	63
Interest Expense	107	63	41	14	44	—	1	270
Income Before Income Taxes	436	225	183	47	140	—	4	1,035
Income Tax Expense	148	80	69	11	43	—	20	371
Segment Income	$288	$145	$114	$36	$97	$—	$(16)	$664

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(c)
Includes an equity component of allowance for funds used during construction of $23 million for Duke Energy Carolinas, $10 million for Duke Energy Progress, $4 million for Duke Energy Florida, $1 million for Duke Energy Ohio, and $3 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	March 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$11	$11	$7	$12	$15	$—	$—	$56
Receivables, net	166	28	50	65	72	—	3	384
Receivables of variable interest entities, net	563	364	248	—	—	—	474	1,649
Receivables from affiliated companies	109	6	2	50	83	2	(217)	35
Notes receivable from affiliated companies	—	—	293	109	199	—	(370)	231
Inventory	1,051	1,053	598	95	478	—	1	3,276
Regulatory assets	233	187	260	6	156	—	5	847
Other	61	100	105	13	35	—	2	316
Total current assets	2,194	1,749	1,563	350	1,038	2	(102)	6,794
Property, Plant and Equipment
Cost	41,600	28,769	17,122	5,467	14,411	4	650	108,023
Accumulated depreciation and amortization	(14,649)	(10,716)	(4,894)	(1,916)	(4,426)	(1)	(8)	(36,610)
Generation facilities to be retired, net	—	508	—	—	—	—	—	508
Net property, plant and equipment	26,951	18,561	12,228	3,551	9,985	3	642	71,921
Other Noncurrent Assets
Goodwill	—	—	—	596	—	—	16,783	17,379
Regulatory assets	3,098	3,338	2,476	345	1,066	—	1,259	11,582
Nuclear decommissioning trust funds	3,406	2,315	726	—	—	—	1	6,448
Investments in equity method unconsolidated affiliates	—	—	1	—	—	93	(1)	93
Investments and advances to (from) subsidiaries	47	10	3	164	—	—	3	227
Other	927	536	267	18	152	—	9	1,909
Total other noncurrent assets	7,478	6,199	3,473	1,123	1,218	93	18,054	37,638
Total Assets	36,623	26,509	17,264	5,024	12,241	98	18,594	116,353
Intercompany balances and other	(297)	(205)	(80)	(183)	(6)	(55)	239	(587)
Reportable Segment Assets	$36,326	$26,304	$17,184	$4,841	$12,235	$43	$18,833	$115,766

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	March 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$602	$317	$361	$172	$209	$—	$3	$1,664
Accounts payable to affiliated companies	250	244	77	15	6	55	2,502	3,149
Notes payable to affiliated companies	337	502	—	11	—	—	(357)	493
Taxes accrued	90	35	63	88	73	1	5	355
Interest accrued	134	90	76	23	52	—	(1)	374
Current maturities of long-term debt	404	202	319	1	3	—	86	1,015
Asset retirement obligations	224	180	—	—	—	—	—	404
Regulatory liabilities	118	149	7	14	44	—	—	332
Other	345	294	309	74	75	—	(2)	1,095
Total current liabilities	2,504	2,013	1,212	398	462	56	2,236	8,881
Long-Term Debt	8,787	6,409	6,662	1,490	3,631	—	1,930	28,909
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	—	618
Other Noncurrent Liabilities
Deferred income taxes	6,712	3,460	2,802	980	1,922	4	11	15,891
Asset retirement obligations	3,658	4,516	773	47	867	—	193	10,054
Regulatory liabilities	2,860	2,012	459	128	743	—	—	6,202
Accrued pension and other post-retirement benefit costs	103	247	261	36	77	—	—	724
Investment tax credits	237	146	3	1	148	—	(2)	533
Other	595	50	101	94	25	—	(6)	859
Total other noncurrent liabilities	14,165	10,431	4,399	1,286	3,782	4	196	34,263
Equity	10,867	7,506	4,991	1,832	4,216	38	14,232	43,682
Total Liabilities and Equity	36,623	26,509	17,264	5,024	12,241	98	18,594	116,353
Intercompany balances and other	(297)	(205)	(80)	(183)	(6)	(55)	239	(587)
Reportable Segment Liabilities and Equity	$36,326	$26,304	$17,184	$4,841	$12,235	$43	$18,833	$115,766

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues
Regulated natural gas	$170	$498	$—	$—	$668
Nonregulated natural gas and other	—	2	—	—	2
Operating Revenues	170	500	—	—	670
Operating Expenses
Cost of natural gas	54	205	—	(1)	258
Operation, maintenance and other	32	72	1	—	105
Depreciation and amortization	22	35	—	—	57
Property and other taxes	17	13	—	—	30
Total operating expenses	125	325	1	(1)	450
Operating Income (Loss)	45	175	(1)	1	220
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	17	—	17
Other income and expenses, net	1	—	—	—	1
Total Other Income and Expenses	1	—	17	—	18
Interest Expense	7	19	—	—	26
Income Before Income Taxes	39	156	16	1	212
Income Tax Expense	13	59	6	1	79
Segment Income	$26	$97	$10	$—	$133

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2016
(in millions)	Duke Energy Ohio(a)	Midstream Pipelines	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$170	$—	$—	$170
Operating Expenses
Cost of natural gas	49	—	—	49
Operation, maintenance and other	32	—	—	32
Depreciation and amortization	20	—	—	20
Property and other taxes	18	—	—	18
Total operating expenses	119	—	—	119
Operating Income	51	—	—	51
Other Income and Expenses	1	2	—	3
Interest Expense	7	—	—	7
Income Before Income Taxes	45	2	—	47
Income Tax Expense	14	1	—	15
Segment Income	$31	$1	$—	$32

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	March 31, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$2	$15	$—	$—	$17
Receivables, net	(4)	193	—	(1)	188
Receivables from affiliated companies	17	7	—	2	26
Notes receivable from affiliated companies	70	—	—	—	70
Inventory	23	29	—	—	52
Regulatory assets	(1)	98	—	—	97
Other	—	21	—	1	22
Total current assets	107	363	—	2	472
Property, Plant and Equipment
Cost	2,769	6,296	—	—	9,065
Accumulated depreciation and amortization	(695)	(1,389)	—	—	(2,084)
Net property, plant and equipment	2,074	4,907	—	—	6,981
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	196	350	—	208	754
Investments in equity method unconsolidated affiliates	—	—	751	—	751
Other	3	19	12	(1)	33
Total other noncurrent assets	523	418	763	1,758	3,462
Total Assets	2,704	5,688	763	1,760	10,915
Intercompany balances and other	—	112	(25)	(136)	(49)
Reportable Segment Assets	$2,704	$5,800	$738	$1,624	$10,866

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	March 31, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$76	$104	$—	$1	$181
Accounts payable to affiliated companies	—	—	25	(22)	3
Notes payable to affiliated companies	(3)	261	—	—	258
Taxes accrued	11	(5)	97	(1)	102
Interest accrued	10	27	—	—	37
Current maturities of long-term debt	—	35	—	—	35
Regulatory liabilities	8	(5)	—	(1)	2
Other	5	70	—	—	75
Total current liabilities	107	487	122	(23)	693
Long-Term Debt	462	1,786	—	191	2,439
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	485	951	24	(1)	1,459
Asset retirement obligations	28	14	—	1	43
Regulatory liabilities	109	613	—	16	738
Accrued pension and other post-retirement benefit costs	17	14	—	—	31
Investment tax credits	2	1	—	—	3
Other	68	167	—	1	236
Total other noncurrent liabilities	709	1,760	24	17	2,510
Equity	1,419	1,655	617	1,575	5,266
Total Liabilities and Equity	2,704	5,688	763	1,760	10,915
Intercompany balances and other	—	112	(25)	(136)	(49)
Reportable Segment Liabilities and Equity	$2,704	$5,800	$738	$1,624	$10,866

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Revenues By Customer Class
(Unaudited)

	Three Months Ended March 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Piedmont Natural Gas	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$694	$463	$479	$193	$276	$—	$—	$2,105
General service	499	292	304	107	183	—	—	1,385
Industrial	266	146	60	29	185	—	—	686
Wholesale	119	275	39	7	79	—	—	519
Change in unbilled	(18)	(31)	8	(15)	(17)	—	—	(73)
Other revenues	156	74	69	16	52	—	(42)	325
Total Electric Revenues	$1,716	$1,219	$959	$337	$758	$—	$(42)	$4,947

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$120	$—	$294	$—	$414
Commercial	—	—	—	51	—	144	—	195
Industrial	—	—	—	7	—	40	—	47
Power Generation	—	—	—	—	—	21	—	21
Change in unbilled	—	—	—	(13)	—	(38)	—	(51)
Other revenues	—	—	—	5	—	37	—	42
Total Natural Gas Revenues	$—	$—	$—	$170	$—	$498	$—	$668

	Three Months Ended March 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$787	$514	$520	$198	$269	$—	$2,288
General service	526	311	307	108	171	—	1,423
Industrial	287	148	62	29	171	—	697
Wholesale	114	268	58	5	88	—	533
Change in unbilled	6	(9)	2	(6)	(9)	—	(16)
Other revenues	20	75	75	6	24	(36)	164
Total Electric Revenues	$1,740	$1,307	$1,024	$340	$714	$(36)	$5,089

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$115	$—	$—	$115
Commercial	—	—	—	48	—	—	48
Industrial	—	—	—	7	—	—	7
Change in unbilled	—	—	—	(3)	—	—	(3)
Other revenues	—	—	—	3	—	—	3
Total Natural Gas Revenues	$—	$—	$—	$170	$—	$—	$170

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2017
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Costs to Achieve Piedmont Merger		Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$635	$—		$635
Gas Utilities and Infrastructure	133	—		133
Commercial Renewables	25	—		25
Total Reportable Segment Income	793	—		793
Other	(77)	10	A	(67)
Net Income Attributable to Duke Energy Corporation	$716	$10		$726
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.02	$0.02		$1.04

A - Net of $6 million tax benefit. $15 million recorded within Operating Expenses and $1 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 700 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2016
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Mergers		Cost Savings Initiatives		International Energy Operations		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$664	$—		$—		$—		$—		$—	$664
Gas Utilities and Infrastructure	32	—		—		—		—		—	32
Commercial Renewables	26	—		—		—		—		—	26
Total Reportable Segment Income	722	—		—		—		—		—	722
International Energy	—	—		—		117	C	—		117	117
Other	(148)	74	A	12	B	—		—		86	(62)
Discontinued Operations	120	—		—		(117)	C	(3)	D	(120)	—
Net Income Attributable to Duke Energy Corporation	$694	$74		$12		$—		$(3)		$83	$777
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.01	$0.11		$0.02		$—		$(0.01)		$0.12	$1.13

A - Net of $46 million tax benefit. Includes $1 million recorded within Operating Revenues, $19 million recorded within Operating Expenses and $100 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations. The interest expense primarily relates to losses on forward-starting interest rate swaps associated with the Piedmont acquisition financing.
B - Net of $8 million tax benefit. Consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
C - Includes $39 million tax benefit. Operating results of the International Disposal Group classified as discontinued operations.
D - Recorded in Income from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares Outstanding, Diluted (reported and adjusted) - 689 million

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings and adjusted diluted EPS.
Adjusted earnings and adjusted diluted EPS represent income from continuing operations attributable to Duke Energy, adjusted for the dollar and per share impact of special items. As discussed below, special items represent certain charges and credits which management believes are not indicative of Duke Energy's ongoing performance. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common stockholders, respectively.
Special items included in the periods presented include the following items which management believes do not reflect ongoing costs:

•	Costs to achieve mergers represent charges resulting from strategic acquisitions.

•
Cost savings initiatives represents severance charges related to company-wide initiatives, excluding merger integration, to standardize processes and systems, leverage technology and workforce optimization.

Adjusted earnings also include operating results of the International Disposal Group, which have been classified as discontinued operations. Management believes inclusion of the operating results of the Disposal Group within adjusted earnings and adjusted diluted EPS results in a better reflection of Duke Energy's financial performance during the period.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders, or asset impairments).
Management evaluates segment performance based on segment income and other net expense. Segment income is defined as income from continuing operations attributable to Duke Energy. Segment income includes intercompany revenues and expenses that are eliminated in the Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net expense is segment income and other net expense.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net expense and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.